March 5, 1993



LIVE Entertainment Inc.
LIVE Home Video Inc.
LIVE America Inc.
LEI-IVE Entertainment N.V.
International Video Productions Inc.
Vestron Inc.
c/o LIVE Entertainment Inc.
15400 Sherman Way, Suite 500
Van Nuys, California  91406

Gentlemen:

          Reference is made to that certain Third Amended and Restated Loan and Security Agreement, dated as of July 26, 1990, as amended (the "Loan Agreement"), between each of you, as the Borrowers, each of the undersigned Banks, and Chemical Bank, as Administrative Agent and Collateral Agent for the Banks (the "Agent"). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

          You have advised us that International Video Productions Inc. ("IVP") wishes to acquire home video distribution rights to 28 Films in two packages from Miramax Film Corp. ("MFC") pursuant to an Agreement, dated March 5, 1993 (the "Miramax Agreement"), between IVP and MFC (the "Miramax Acquisition"). The purchase price for the first package consisting of the home video distribution rights to the eight "Group-A Pictures" listed on Exhibit "A" hereto is $15,000,000. The purchase price for the second package consisting of the home video distribution rights to the 20 "Group-B Pictures" and "Group-C Pictures" listed on Exhibit "A" hereto is $17,500,000. The rights to the "Group-B Pictures" and "Group-C Pictures" will not vest in IVP unless the purchase price is received by MFC on or before March 31, 1993 pursuant to that certain Option Agreement, dated March 5, 1993 (the "Option Agreement"). You have also advised us that two of the Films in the first package have not yet commenced principal photography and that while some of the Film Assets to be acquired in the Miramax Acquisition are included in LIVE's 1993-1994 Business Plan, others are not included in such Business Plan. Finally, you have advised us that IVP will grant to MFC a security interest in the Rights (as defined in the Miramax Agreement) and all proceeds actually received by IVP from IVP's exploitation of such Rights which are payable to MFC pursuant to the Miramax Agreement, but only to the extent necessary to secure IVP's royalty payment obligations to MFC under the Miramax Agreement.

          Section 7.3 of the Loan Agreement prohibits you from granting, creating or causing or allowing to exist any liens or security interests other than Permitted Encumbrances, and Section
6.17 requires you to keep all receivables and account proceeds and other Collateral free and clear of all liens other than Permitted Encumbrances.

          Section 7.10 of the Loan Agreement prohibits you from making, paying or committing or agreeing to make or paying any advances or other fixed payments aggregating in excess of $7,000,000 in connection with the acquisition of Film Assets in more than one Film pursuant to any single Film Asset Acquisition Agreement (i.e. so-called "output" or "multiple picture" deals), except for certain existing specified acquisitions.

          In addition, Section 7.21 of the Loan Agreement prohibits you from paying any advances or other sums with respect to any Film Asset relating to any Film for which principal photography has not commenced and for which a completion bond (in customary form and in compliance with the terms of the Loan Agreement) has not been issued naming the applicable IVE Company and the Agent as beneficiaries and guaranteeing the completion and delivery of such film to such IVE Company.

          Finally, Section 7.25 of the Loan Agreement prohibits you from agreeing or committing to acquire any Film Assets other than the aggregate dollar amount for pre-existing commitments and the specified contingency set forth in LIVE's 1993-1994 Business Plan. You are permitted, however, to acquire Film Assets with any LHV Excess Cash Flow which you are permitted to retain and the proceeds of the Pioneer Credit Facility.

          In view of the foregoing restrictions set forth in the Loan Agreement, you have requested that the Agent and the Banks (a) consent to the Miramax Acquisition, and (b) waive the provisions of Sections 6.17, 7.3, 7.10, 7.21 and 7.25 of the Loan Agreement in connection therewith.

          Accordingly, the Agents and the Banks hereby (a) consent to the Miramax Acquisition, and (b) waive the provisions of Sections 6.17, 7.3, 7.10, 7.21 and 7.25 of the Loan Agreement in connection therewith, provided that (a) you have delivered true and complete copies of the Miramax Agreement, the Option Agreement, the Intercreditor Agreement, the security agreements and any and all other documents relating to the Miramax Acquisition to the Agent, and the terms and conditions thereof have been determined to be satisfactory to the Agent and the Banks in their sole and absolute discretion; (b) you only acquire the home video rights to the "Group-B Pictures" and the "Group-C Pictures" if you have obtained financing therefor acceptable to the Agent and the Banks in their sole and absolute discretion; (c) you execute and deliver to the Agent appropriate Copyright Mortgages relating to the Film Assets to be acquired pursuant to the Miramax Acquisition immediately upon consummation of each stage thereof; and (d) you deliver to the Agent a statement in writing from the Pioneer Agent or its counsel acknowledging that, pursuant to Section 4.2 of the Pioneer Intercreditor Agreement, the consent and waivers herein are deemed a consent to and waivers by the Pioneer Agent and the Pioneer Lenders of similar provisions of the Pioneer Loan Agreement and other Pioneer Documents.

          You hereby agree that the Loan Agreement is hereby ratified and confirmed in all respects, that all of the terms and conditions thereof, except as waived hereby, shall remain in full force and effect and that you have no defenses, offsets or claims whatsoever in respect thereto. You further agree that the consent and waivers to be effected pursuant hereto shall be limited to the specific provisions consented to or waived hereunder and the specific events and facts surrounding such consent and waivers and that such consent and waivers shall not be deemed to constitute a consent to, a waiver of, or a departure from any other provision of the Loan Agreement or any other agreement, document or instrument executed and delivered in connection therewith, all of which are to remain in full force and effect.

          If the foregoing correctly sets forth your understanding of our agreement, please indicate your acceptance below whereupon this letter shall constitute an agreement between us in accordance with its terms. This instrument may be executed in two or more counterparts, each of which will be deemed an original and taken together shall constitute the same instrument.

                              Very truly yours,

                              Credit Lyonnais Bank
                              Nederland N.V.


                              By____________________________
                              Its___________________________

                              Chemical Bank, individually and as
                              Administrative Agent and Collateral
                              Agent for the Banks


                              By____________________________
                              Its___________________________

                              Imperial Bank


                              By____________________________
                              Its___________________________

                              The Bank of California, N.A.


                              By____________________________
                              Its___________________________

                              The Long-Term Credit Bank of Japan,
                              Ltd., Los Angeles Agency


                              By____________________________
                              Its___________________________


AGREED TO AND ACCEPTED
AS OF MARCH __, 1993:

LIVE Entertainment Inc.


By____________________________
Its___________________________

LIVE Home Video Inc.


By____________________________
Its___________________________

LIVE America Inc.


By____________________________
Its___________________________

LEI-IVE Entertainment N.V.


By____________________________
Its___________________________

International Video Productions Inc.


By____________________________
Its___________________________

Vestron Inc.


By____________________________
Its___________________________